EXHIBIT 32.1


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 905 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Jean-Luc Berger, President and Chief Executive Officer of Kyto Biopharma, Inc., a Florida corporation (the "Company"), do hereby certify, to the best of my knowledge, that:

       (1) the Company's Quarterly Report on Form 10-QSB for the nine months ended December 31, 2003, as filed with the Securities Exchange Commission on the date hereof (the "Report") fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.


 Date:  February 10, 2004
                                    By: /s/ Jean-Luc Berger
                                        -------------------------
                                        Jean-Luc Berger
                                        President & Chief Executive Officer